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                                                                  Exhibit 10 (b)


                          CONSENT OF BROWN & WOOD LLP

      We hereby consent to the reference to our firm included in Part A and Part B of the Registration Statement on Form N-1A of Master Large Cap Series Trust.





/s/ Brown & Wood LLP

New York, New York
September 13, 2000